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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 17, 1999


                           IATROS HEALTH NETWORK, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                        0-20354               23-2596710
-------------------------------      ------------------     ------------------
(State or other jurisdiction of         (Commission          (IRS Employer
        incorporation)                   File Number)       Identification No.)

   4514 Travis Street, Suite 330, Dallas, TX                       75205
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   (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (214) 599-9777

              11910 Greenville Avenue, Suite 300, Dallas, TX 75243
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On March 17, 1999, Iatros Health Network, Inc. ("Registrant") consummated a transaction pursuant to which it acquired 1,000 shares of the common stock of Trinity Rehab, Inc. ("Trinity"), representing all the outstanding stock of Trinity (the "Trinity Shares"). The purchase price of the Trinity Shares was $1,495,703.12 plus 100,000 shares of Registrant's common stock. Trinity is a provider of rehabilitation services that operates in Texas and Oklahoma, providing physical, occupational and speech therapy services to long-term care providers and acute care hospitals through 131 private pay contracts.

         In connection with the transaction, Registrant issued and delivered to the seller a promissory note in the amount of $1,495,703.12 payable in monthly installments over a five-year period starting March 1, 1999, secured by a pledge of the Trinity Shares acquired by Registrant in the transaction. The monthly payments on the promissory note will be made out of the Registrant's operating funds.

         In early January 1999, Registrant had reached an agreement with George Frederick Ashworth, the then owner of the Trinity Shares, for the purchase by Registrant of the Trinity Shares. However, on January 17, 1999, prior to the execution of certain transaction documents and satisfaction of conditions to closing, Mr. Ashworth died. Rather than proceed with the previous arrangement, Registrant and Martha Louise Ashworth, Mr. Ashworth's widow and the independent executrix of his estate, entered into a superseding agreement for the sale to Registrant of the Trinity Shares, which was executed on February 26, 1999 (attached as Exhibit 2.1 hereto, the terms and provisions of which are incorporated herein by reference). The consideration was determined in arm's-length negotiations.

         Prior to the consummation of the transaction, Ronald E. Lusk, Chairman and Chief Executive Officer of Registrant, was one of three joint holders on a promissory note issued by Trinity in the principal amount of $700,000, on which accrued interest and penalties were estimated to be approximately $130,000.
Other than the foregoing, there are no material relationships between Mrs.
Ashworth or Mr. Ashworth (prior to his death) and Registrant or any of its affiliates, any officer or director of Registrant, or any associate of such an officer or director.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         As of the date hereof, it is impracticable for the registrant to provide the required historical and pro forma financial statements and information in response to Items 7(a) and (b). Such statements and information will be prepared and filed as soon as practicable, but in no event later than 60 days from the date on which this report is filed.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. See above.

         (b) PRO FORMA FINANCIAL INFORMATION. See above.

         (c) EXHIBITS. The exhibits listed in the exhibit index are filed as part of, or incorporated by reference in, this current report on Form 8-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          IATROS HEALTH NETWORK, INC.


Date:  March 18, 1999     By:      /s/ Ronald E. Lusk
       --------------       ---------------------------------------
                            Ronald E. Lusk, Chairman and Chief Executive Officer


                                  EXHIBIT INDEX

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

                  Exhibit           Description
                  -------           -----------
                  2.1               Stock Purchase Agreement dated as of
                                    February 15, 1999 (executed February 26,
                                    1999) by and between Iatros Health Network,
                                    Inc. and Martha Louise Ashworth
